UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2013

Weatherford International Ltd.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni
1204 Geneva
Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +41-22-816-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

Dharmesh Mehta has been promoted to Executive Vice President and Chief Administrative Officer, joining Peter Fontana, our Chief Operating Officer, as Executive Vice President.  Mr. Mehta was formerly in the same role with the title Senior Vice President.

Mr. Mehta has responsibility for all administrative support functions, including finance, tax, treasury, legal, information technology and supply chain.  John H. Briscoe, our Senior Vice President and Chief Financial Officer, and Joseph C. Henry, our Senior Vice President and Co-General Counsel, now report to Mr. Mehta.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ JOSEPH C. HENRY
Name:	Joseph C. Henry
Title:	Senior Vice President and Co-General Counsel

March 20, 2013